Exhibit 99.4



                                                                      APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage

                  The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

                  (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

                  (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

                  (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   Definitions

                  "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

                  "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

                  "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

                  "Accrued Class D Certificate Interest" shall mean, with respect to any Payment Date, the sum of the Class D Certificateholders' Monthly Accrued Interest for such Payment Date and the Class D Certificateholders' Interest Carryover Shortfall for such Payment Date.

                  "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

                  "Actuarial Advance" shall mean the amount, as of the last day of a Collection Period, which the Servicer is required to advance on an Actuarial Receivable pursuant to Section 4.5(a) of the Sale and Servicing Agreement.

                  "Actuarial Method" shall mean the method of allocating a fixed level payment on a Receivable between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of one-twelfth (1/12) of the APR on the Receivable multiplied by the scheduled principal balance of the Receivable; provided, however that the last monthly payment may be different but in no event more than twice the amount of the fixed level payment calculated pursuant to this method.

                  "Actuarial Receivable" shall mean any Receivable under which the portion of a payment with respect thereto allocable to interest and the portion of a payment with respect thereto allocable to principal is determined in accordance with the Actuarial Method.

                  "Administration Agreement" shall mean the Administration Agreement, dated as of January 1, 2003, by and among the Administrator, the Issuer and the Indenture Trustee.

                  "Administrator" shall mean Ford Credit, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

                  "Advance" shall mean either an Actuarial Advance or a Simple Interest Advance or both, as applicable.

                  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Aggregate Certificate Balance" shall mean, as of any date of determination, the Certificate Balance as of such date of the Class D Certificates.

                  "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

                  "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable:
(a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan.

                  "Assignment" shall mean the document of assignment attached as Exhibit A to the Purchase Agreement.

                  "Authenticating Agent" shall have the meaning specified in
Section 2.14 of the Indenture.

                  "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

                  "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment Date: (i) all scheduled payments and all prepayments in full collected with respect to Actuarial Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) and all payments collected with respect to Simple Interest Receivables;
(ii) all Liquidation Proceeds attributable to Receivables which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior Collection Periods; (iii) all Actuarial Advances made by the Servicer of principal due on the Actuarial Receivables; (iv) all Advances made by the Servicer of interest due on the Receivables and all amounts advanced by the Servicer pursuant to Section 4.5(c) of the Sale and Servicing Agreement; (v) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; and (vi) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cutoff Date; provided however, that in calculating the Available Collections the following will be excluded:
(i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance on such Receivable; (ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) Liquidation Proceeds with respect to a particular Actuarial Receivable to the extent of any unreimbursed Actuarial Advances thereon; (iv) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances; and (vi) amounts constituting the Supplemental Servicing Fee.

                  "Available Funds" shall mean, for any Payment Date, (i) the sum of the Available Collections for such Payment Date, (ii) the Reserve Account Release Amount for such Payment Date, (iii) the Net Swap Receipts, if any, and
(iv) any Swap Termination Payments received from the Swap Counterparties to the extent that such amounts will not be applied by the Indenture Trustee to make an initial payment to another Swap Counterparty relating to a replacement Interest Rate Swap Agreement.

                  "Bank" shall mean Wachovia Bank of Delaware, National Association, a national banking association .

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

                  "Basic Documents" shall mean the Certificate of Formation, the Limited Liability Company Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement, the Interest Rate Swap Agreements, the Control Agreement and the other documents and certificates delivered in connection therewith.

                  "Book-Entry Note" shall mean, a beneficial interest in any of the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B-1 Notes, the Class B-2 Notes and the Class C Notes, in each case issued in book-entry form as described in Section 2.11 of the Indenture.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                  "Calculation Agent" shall mean the calculation agent appointed to calculate interest rates and the amount of interest payable on the Floating Rate Notes and to perform other duties pursuant to Section 3.21 of the Indenture, and shall initially be The Bank of New York.

                  "Capital Account" shall mean the account established pursuant to Section 3.2 of the Trust Agreement and the amount of any Certificateholder's Capital Account shall be the amount determined in accordance with such Section
3.2 of the Trust Agreement.

                  "Certificates" shall mean the Class D Certificates.

                  "Certificate Balance" shall mean, with respect to the Class D Certificates and as the context so requires, (i) with respect to all Certificates of such Class, an amount equal to, initially, the Initial Certificate Balance of such Class of Certificates and, thereafter, an amount equal to the Initial Certificate Balance of such Class of Certificates, reduced by all amounts distributed to Certificateholders of such Class of Certificates and allocable to principal or (ii) with respect to any Certificate of such Class, an amount equal to, initially, the initial denomination of such Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Certificate and allocable to principal; provided, that in determining whether the Certificateholders of Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Certificate Distribution Account" shall mean each of the Certificate Interest Distribution Account and the Certificate Principal Distribution Account.

                  "Certificate Interest Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificate Prepayment Amount" shall mean an amount equal to the Certificate Balance of the Class D Certificates plus accrued and unpaid interest thereon at the applicable Certificate Rate plus interest on any overdue interest at the applicable Certificate Rate (to the extent lawful) to but excluding the payment date on which such payment will be made and the Certificates will be paid in full.

                  "Certificate Principal Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate of Formation" shall mean the Amended and Restated Certificate of Formation of the Depositor filed for the Depositor pursuant to
Section 18-201 of the Limited Liability Company Act.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit E to the Trust Agreement filed for the Trust pursuant to
Section 3810(a) of the Delaware Statutory Trust Act.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

                  "Certificate Pool Factor" shall mean, with respect to the Class D Certificates as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance of such Class of Certificates (after giving effect to any reductions therein to be made on the immediately following Payment Date) divided by the Initial Certificate Balance of such Class of Certificates. Each Certificate Pool Factor will be
1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the Class D Certificates.

                  "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

                  "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B-1 Notes, the Class B-2 Notes or the Class C Notes or (ii) a class of Certificates, which may be the Class D Certificates.

                  "Class A Interest Rate Swaps" shall mean, the Interest Rate Swaps entered into by the Trust and each Class A Swap Counterparty on the Closing Date relating to the Class A-2b Notes, the Class A-3b Notes, or the Class A-4b Notes, as applicable.

                  "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes and the Class A-4b Notes.

                  "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Class A Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

                  "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes and the Class A-4b Notes at the respective Note Interest Rate for such Class on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Payment Date.

                  "Class A-1 Final Scheduled Payment Date" shall mean the October 2003 Payment Date.

                  "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

                  "Class A-1 Notes" shall mean the $577,000,000 aggregate initial principal amount Class A-1 1.36% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

                  "Class A-1 Rate" shall mean 1.36% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A-2a Final Scheduled Payment Date" shall mean the August 2005 Payment Date.

                  "Class A-2a Noteholder" shall mean the Person in whose name a Class A-2a Note is registered on the Note Register.

                  "Class A-2a Notes" shall mean the $640,000,000 aggregate initial principal amount Class A-2a 1.62% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2a to the Indenture.

                  "Class A-2a Rate" shall mean 1.62% per annum. Interest with respect to the Class A-2a Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-2b Final Scheduled Payment Date" shall mean the August 2005 Payment Date.

                  "Class A-2b Noteholder" shall mean the Person in whose name a Class A-2b Note is registered on the Note Register.

                  "Class A-2b Notes" shall mean the $640,000,000 aggregate initial principal amount Class A-2b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2b to the Indenture.

                  "Class A-2b Rate" shall mean one month LIBOR plus 0.05% per annum. Interest with respect to the Class A-2b Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A-3a Final Scheduled Payment Date" shall mean the July 2006 Payment Date.

                  "Class A-3a Noteholder" shall mean the Person in whose name a Class A-3a Note is registered on the Note Register.

                  "Class A-3a Notes" shall mean the $285,000,000 aggregate initial principal amount Class A-3a 2.20% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3a to the Indenture.

                  "Class A-3a Rate" shall mean 2.20% per annum. Interest with respect to the Class A-3a Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-3b Final Scheduled Payment Date" shall mean the July 2006 Payment Date.

                  "Class A-3b Noteholder" shall mean the Person in whose name a Class A-3b Note is registered on the Note Register.

                  "Class A-3b Notes" shall mean the $285,000,000 aggregate initial principal amount Class A-3b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3b to the Indenture.

                  "Class A-3b Rate" shall mean one month LIBOR plus 0.06% per annum. Interest with respect to the Class A-3b Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A-4a Final Scheduled Payment Date" shall mean the June 2007 Payment Date.

                  "Class A-4a Noteholder" shall mean the Person in whose name a Class A-4a Note is registered on the Note Register.

                  "Class A-4a Notes" shall mean the $211,452,000 aggregate initial principal amount Class A-4a 2.70% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4a to the Indenture.

                  "Class A-4a Rate" shall mean 2.70% per annum. Interest with respect to the Class A-4a Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-4b Final Scheduled Payment Date" shall mean the June 2007 Payment Date.

                  "Class A-4b Noteholder" shall mean the Person in whose name a Class A-4b Note is registered on the Note Register.

                  "Class A-4b Notes" shall mean the $211,000,000 aggregate initial principal amount Class A-4b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4b to the Indenture.

                  "Class A-4b Rate" shall mean one month LIBOR plus 0.09% per annum. Interest with respect to the Class A-4b Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A Swap Counterparties" shall mean Bank of America, N.A. and Bank One, NA each as a Swap Counterparty under an Interest Rate Swap relating to the Class A-2b Notes, the Class A-3b Notes, or the Class A-4b Notes, as applicable.
                  "Class B-1 Final Scheduled Payment Date" shall mean the August 2007 Payment Date.

                  "Class B-2 Final Scheduled Payment Date" shall mean the August 2007 Payment Date.

                  "Class B Interest Rate Swap" shall mean, the Interest Rate Swap entered into between the Trust and the Class B Swap Counterparty on the Closing Date relating to the Class B-2 Notes.

                  "Class B-1 Noteholder" shall mean the Person in whose name a Class B-1 Note is registered on the Note Register.

                  "Class B-2 Noteholder" shall mean the Person in whose name a Class B-2 Note is registered on the Note Register.

                  "Class B-1 Note" shall mean the $52,733,000 aggregate initial principal amount of Class B-1 3.16% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the Form of Exhibit B-1 to the Indenture.

                  "Class B-2 Note" shall mean the $37,250,000 aggregate initial principal amount of Class B-2 Floating Rate Asset Baked Notes issued by the Trust pursuant to the Indenture; substantially in the Form of Exhibit B-2 to the Indenture.

                  "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Class B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Payment Date, to the extent permitted by law, at the Class B Rate for the related Interest Period.

                  "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class B-1 Notes and the Class B-2 Notes at the respective
Note Interest Rate for such Class on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Payment Date.

                  "Class B Notes" shall mean, collectively, the Class B-1 Notes and the Class B-2 Notes.

                  "Class B-1 Rate" shall mean 3.16% per annum. Interest with respect to the Class B-1 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class B-2 Rate" shall mean one month LIBOR plus 0.41% per annum. Interest with respect to the Class B-2 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class B Swap Counterparty" shall mean Bank of America N.A. as the Swap Counterparty under the Interest Rate Swap relating to the Class B-2 Notes.

                  "Class C Final Scheduled Payment Date" shall mean the November 2007 Payment Date.

                  "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered on the Note Register.

                  "Class C Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Class C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class C Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class C Notes on the preceding Payment Date, to the extent permitted by law, at the Class C Rate for the related Interest Period.

                  "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class C Notes at the Class C Rate on the outstanding principal amount of the Class C Notes on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Class C Notes on or prior to such preceding Payment Date.

                  "Class C Notes" shall mean the $59,989,000 aggregate initial principal amount Class C 4.29% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit C to the Indenture.

                  "Class C Rate" shall mean 4.29% per annum. Interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the sum of the Class D Certificateholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class D Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Payment Date, over the amount in respect of interest that is actually paid to Class D Certificateholders on such preceding Payment Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class D Rate.

                  "Class D Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, thirty (30) days of interest (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to but excluding such Payment Date) at the Class D Rate on the Certificate Balance of the Class D Certificates on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class D Certificates made on or prior to such preceding Payment Date.

                  "Class D Certificates" shall mean the $59,989,000 aggregate initial principal balance Class D 5.00% Asset Backed Certificates evidencing the beneficial interest of a Class D Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class D Final Scheduled Payment Date" shall mean the July 2009 Payment Date.

                  "Class D Rate" shall mean 5.00% per annum. Interest with respect to the Class D Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" shall mean January 22, 2003.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

                  "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

                  "Collection Period" shall mean each calendar month during the term of the Sale and Servicing Agreement or, in the case of the initial Collection Period, the period from the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances, (4) all Advances and reductions of Outstanding Advances and (5) all distributions.

                  "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust.

                  "Control Agreement" shall mean the Securities Account Control Agreement, dated as of the Closing Date, by and among the Seller, the Issuer, the Indenture Trustee and The Bank of New York in its capacity as a securities intermediary.

                  "Controlling Certificate Class" shall mean, with respect to any Certificates outstanding, the Class D Certificates as long as any Class D Certificates are outstanding.

                  "Controlling Note Class" shall mean, with respect to any Notes Outstanding, the Class A Notes as long as any Class A Notes are Outstanding, and thereafter the Class B Notes as long as any Class B Notes are Outstanding and thereafter, the Class C Notes as long as any Class C Notes are Outstanding (in each case, excluding Notes held by the Seller, the Servicer or their Affiliates).

                  "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at One Rodney Square, 920 King Street, Suite 102,Wilmington, DE 19801,
Attention: Corporate Trust Administration, Amy Martin or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor) and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 101 Barclay Street, Floor 8 West, New York, New York 10286,
Attention: Structured Finance Services-Asset Backed Securities, Ford Credit Auto Owner Trust Series 2003-A, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

                  "Cutoff Date" shall mean January 1, 2003.

                  "Dealer" shall mean the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Credit or PRIMUS under an existing agreement between such dealer and either Ford Credit or PRIMUS.

                  "Dealer Recourse" shall mean, with respect to a Receivable (i) any amount paid by a Dealer or credited against a reserve established for, or held on behalf of, a Dealer in excess of that portion of finance charges rebated to the Obligor which is attributable to the Dealer's participation, if any, in the Receivable, and (ii) all recourse rights against the Dealer which originated the Receivable and any successor Dealer.

                  "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" shall have the meaning specified in Section
2.11 of the Indenture.

                  "Delaware Statutory Trust Act" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

                  "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

                  "Determination Date" shall mean, with respect to any Collection Period, the Business Day immediately preceding the Payment Date following such Collection Period.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

                  "Event of Servicing Termination" shall mean an event specified in Section 8.1 of the Sale and Servicing Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" shall mean, with respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation or limited liability company.

                  "Exempt Notes" shall mean the Notes which are exempt from Registration under the Securities Act pursuant to Section 3(a)(3) of the Securities Act, namely the Class A-1 Notes.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2 of the Trust Agreement.

                  "Final Scheduled Maturity Date" shall mean May 1, 2009.

                  "Financed Vehicle" shall mean a new or used automobile or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "First Priority Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on such preceding Payment Date) over (b) the excess, if any, of (1) the Pool Balance at the end of the Collection Period preceding such Payment Date over (2) the Yield Supplement Overcollateralization Amount; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Payment Date (prior to giving effect to any principal payments made on the Securities on such Payment Date); and provided, further, that (i) the First Priority Principal Distribution Amount on and after the Class A-1 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the First Priority Principal Distribution Amount on and after the Class A-2a Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2a Notes to zero; (iii) the First Priority Principal Distribution Amount on and after the Class A-2b Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2b Notes to zero; (iv) the First Priority Principal Distribution Amount on and after the Class A-3a Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3a Notes to zero; (v) the First Priority Principal Distribution Amount on and after the Class A-3b Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3b Notes to zero; (vi) the First Priority Principal Distribution Amount on and after the Class A-4a Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4a Notes to zero;
(vii) the First Priority Principal Distribution Amount on and after the Class A-4b Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4b Notes to zero.

                  "Fitch" shall mean Fitch, Inc., doing business as Fitch
Ratings.

                  "Fixed Rate Notes" shall mean the Class A-2a Notes, the Class A-3a Notes, the Class A-4a Notes, the Class B-1 Notes and the Class C Notes.

                  "Floating Rate Notes" shall mean the Class A-2b Notes, the Class A-3b Notes, the Class A-4b Notes and the Class B-2 Notes.

                  "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation.

                  "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indemnification Agreement" shall mean the Indemnification Agreement, dated as of January 14, 2003, by and between Ford Credit and the Representatives.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

                  "Indenture" shall mean the Indenture, dated as of January 1, 2003, by and between the Trust and the Indenture Trustee.

                  "Indenture Trustee" shall mean The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.
                  "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                  "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Index Maturity" shall mean one month.

                  "Initial Certificate Balance" shall mean (i) with respect to the Class D Certificates, $59,989,000 and (ii) with respect to any Certificate, an amount equal to the initial denomination of such Certificate.

                  "Initial Pool Balance" shall mean $3,149,999,805.03.

                  "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

                  "Interest Period" shall mean, with respect to any Payment Date
(i) with respect to the Class A-1 Notes and the Floating Rate Notes from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date to but excluding the following Payment Date and (ii) with respect to the Class A-2a Notes, Class A-3a Notes, Class A-4a Notes, Class B-1 Notes and Class C Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the fifteenth day of the calendar month preceding each Payment Date to but excluding the fifteenth day of the following calendar month.

                  "Interest Rate Swap Agreements" shall mean (i) the interest rate swap agreements, including all schedules and confirmations thereto, between the Trust and the Swap Counterparties, as the same may be amended, supplemented, renewed, extended or replaced from time to time by one or more replacement interest rate swap agreements, which agreements in aggregate provide for payments on notional amounts equal to the outstanding principal balance of the Floating Rate Notes. Each Interest Rate Swap Agreement will provide that a termination event will occur thereunder if (a) the long-term rating of the applicable Swap Counterparty is downgraded below a rating of "Aa3" by Moody's or "AA-" by Fitch, or is suspended or withdrawn by either Rating Agency, (b) the short-term rating of a Swap Counterparty is downgraded below a rating of "P-1" by Moody's or "A-1" by S&P, or is suspended or withdrawn by such Rating Agency, or (c) notice is given to the Indenture Trustee or Administrator by any Rating Agency that the credit support, if any, with respect to a Swap Counterparty is no longer deemed adequate to maintain the then-current ratings on the Class A Notes, and within 30 days of any such downgrade, suspension, withdrawal or notification, such Swap Counterparty fails to either (i) deliver or post collateral acceptable to the Issuer in amounts sufficient to secure its obligations under the Interest Rate Swap Agreement, (ii) assign its rights and obligations under such Interest Rate Swap Agreement to a replacement counterparty acceptable to the Issuer (iii) obtain a guaranty of a Person with the required ratings or (iv) establish other arrangements necessary, if any, in each case so that the Rating Agencies confirm the ratings of the Notes that were in effect immediately prior to such downgrade, suspension, withdrawal or notification.

                  "Interest Reset Date" means, with respect to the Floating Rate Notes, the first day of the applicable Interest Period.

                  "IRS" shall mean the Internal Revenue Service.

                  "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor and for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LIBOR" means the London Interbank Offered Rate for U.S. dollar deposits for each Interest Period as determined by the Calculation Agent, as follows:

                  (1) On or as of the LIBOR Determination Date, the Calculation Agent will obtain the rate for deposits in U.S. dollars for a period of the Index Maturity, commencing on such Interest Reset Date, which appears on the Telerate Page 3750, as of 11:00 a.m., London time, on such LIBOR Determination Date.

                  (2) If the Calculation Agent determines that Telerate Page 3750 or such page as may replace Telerate page 3750 is not available on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of the Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Period will be the same as LIBOR for the immediately preceding Interest Period;

                  provided, however, that LIBOR with respect to interest accrued from the Closing Date until the first Payment Date shall be equal to 1.36%.

                  "LIBOR Determination Date" shall mean the second London Banking Day prior to the Interest Reset Date for the related Interest Period.

                  "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

                  "Limited Liability Company Agreement" shall mean the Amended and Restated Limited Liability Company Agreement of Ford Credit Auto Receivables Two LLC, dated as of March 1, 2001, executed by Ford Credit, as sole member.

                  "Liquidated Receivable" shall mean a Receivable which, by its terms, is in default and as to which the Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle.

                  "Liquidation Proceeds" shall mean the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

                  "London Banking Day" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Remittance Condition" shall have the meaning specified in Section 4.3(a) of the Sale and Servicing Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Net Swap Payment" shall mean, with respect to the Swap Counterparties on any Payment Date, the net amount, if any, then payable by the Issuer to the Swap Counterparties, excluding any Swap Termination Payments.

                  "Net Swap Receipt" shall mean, with respect to the Swap Counterparties on any Payment Date, the net amount, if any, then payable by the Swap Counterparties to the Issuer, excluding any Swap Termination Payments.

                  "Note Balance" means with respect to each Class of Notes and as the context so requires, (i) with respect to all Notes of such Class, an amount equal to, initially, the initial Note Balance of such Class of Notes and, thereafter, an amount equal to the initial Note Balance of such Class of Notes, reduced by all amounts distributed to Noteholders of such Class of Notes and allocable to principal or (ii) with respect to any Note of such Class, an amount equal to, initially, the initial denomination of such Note and, thereafter, equal to such initial denomination, reduced by all amounts distributed in respect of such Note and allocable to principal.

                  "Note Depository Agreement" shall mean the agreement dated the Closing Date by and among the Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit D to the Indenture.

                  "Noteholder" shall mean the Person in whose name a Note is registered on the Note Register.

                  "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2a Rate, the Class A-2b Rate, the Class A-3a Rate, the Class A-3b Rate, the Class A-4a Rate, the Class A-4b Rate, the Class B-1 Rate, the Class B-2 Rate or the Class C Rate, as applicable.

                  "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

                  "Note Prepayment Amount" shall mean an amount equal to the unpaid principal amount of the Class of Notes to be prepaid plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the payment date on which such payment will be made and the Notes will be paid in full.

                  "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B-1 Notes, the Class B-2 Notes and the Class C Notes, collectively.

                  "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable (not including any Dealer in respect of Dealer Recourse).

                  "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Seller or the Servicer, as applicable.

                  "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee and the Rating Agencies, as applicable.

                  "Optional Purchase Percentage" shall mean 10%.

                  "Other Assets" shall mean any assets (or interests therein) (other than the Trust Property) conveyed or purported to be conveyed by the Seller to another Person or Persons other than the Trust, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

                  "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                           (a) Notes theretofore cancelled by the Note Registrar
                  or delivered to the Note Registrar for cancellation;

                           (b) Notes or portions thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

                           (c) Notes in exchange for or in lieu of which other
                  Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Noteholders of Notes evidencing the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Outstanding Actuarial Advances" on the Actuarial Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Actuarial Advances as reduced as provided in Section 4.5(a) of the Sale and Servicing Agreement.

                  "Outstanding Advances" shall mean either Outstanding Actuarial Advances or Outstanding Simple Interest Advances or both, as applicable.

                  "Outstanding Simple Interest Advances" on the Simple Interest Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 4.5(b) of the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean Wachovia Bank of Delaware, National Association, a national banking association, with its principal place of business in the State of Delaware, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

                  "Payahead" on a Receivable shall mean the amount, as of the close of business on the last day of a Collection Period, specified in Section
4.4 of the Sale and Servicing Agreement with respect to such Receivable.

                  "Payahead Account" shall mean the account established and maintained as such pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

                  "Payahead Balance" on a Receivable shall mean the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Receivable (including any amount paid by or on behalf of the Obligor prior to the Cutoff Date that is due on or after the Cutoff Date and was not used to reduce the principal balance of such Receivable), as reduced by applications of previous Payaheads with respect to such Receivable, pursuant to Sections 4.4 and 4.5 of the Sale and Servicing Agreement.

                  "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

                  "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date (except as set forth in clause (g) below) which evidence:

                  (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (b);

                  (g) with respect to the amounts in the Reserve Account, securities and instruments which do not mature prior to the next Payment Date and will not be required to be sold to meet any shortfalls in interest or principal owed to the Noteholders or Certificateholders, provided that the Issuer or Administrator has received written notification from the Rating Agencies that the acquisition of such securities or instruments as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates; and

                  (h) any other investment with respect to which the Issuer or the Administrator has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Physical Property" shall have the meaning assigned to such term in the definition of "Delivery" above.

                  "Pool Balance" as of the close of business of the last day of a Collection Period shall mean the aggregate Principal Balance of the Receivables (or in the case of the first Collection Period, the Cutoff Date), after giving effect to all payments (other than Payaheads) received from Obligors, Liquidation Proceeds, Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period and all Realized Losses during such Collection Period.

                  "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance divided by the Initial Pool Balance.

                  "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "PRIMUS" shall mean, until August 1999, PRIMUS Automotive Financial Services, Inc., a wholly owned subsidiary of Ford Credit conducting its business as a corporate entity separate from Ford Credit and beginning in August 1999, Ford Credit d/b/a as Primus Financial Services.

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, shall mean the Amount Financed minus the sum of (a) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (b) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (c) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed, (d) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable.

                  "Principal Distribution Account" shall mean the administrative subaccount of the Collection Account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

                  "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                  "Program" shall have the meaning specified in Section 3.11 of the Sale and Servicing Agreement.

                  "Prospectus" shall have the meaning specified in the Underwriting Agreement.

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of January 1, 2003, by and between the Seller and Ford Credit.

                  "Purchase Amount" shall mean the amount, as of the close business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof (which amount shall include a full month's interest, in the month of payment, at the Annual Percentage Rate).

                  "Purchased Property" shall mean the Receivables and related property described in Section 2.1(a) of the Purchase Agreement.

                  "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement or by the Seller pursuant to Section 6.2 of the Purchase Agreement.

                  "Purchaser" shall mean the Seller in its capacity as Purchaser under the Purchase Agreement.

                  "Qualified Institution" shall mean any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) has a short-term deposit rating of "P-1" by Moody's and "A-1+" by Standard & Poor's, (ii) if any of the Trust Accounts are no longer held as separate Trust Accounts and the deposits are to be held in such accounts more than 30 days, has a long-term unsecured debt rating or issuer rating of "AA-" by Standard & Poor's and (iii) in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

                  "Qualified Trust Institution" shall mean the corporate trust department of The Bank of New York, Wachovia Bank of Delaware, National Association, or any institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than one billion dollars in assets in its fiduciary capacity and
(iii) has a long-term deposit rating of not less than "Baa3" from Moody's.

                  "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller or an Affiliate to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. On the Closing Date, the Rating Agencies are Fitch, Moody's and S&P. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller or an Affiliate, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

                  "Rating Agency Confirmation" shall mean, with respect to any action, that each Rating Agency shall have been given at least 10 days prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of its then current rating of the Notes or the Certificates.

                  "Realized Losses" shall mean, the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period.

                  "Receivable" shall mean any retail installment sale contract which shall appear on the Schedule of Receivables and any amendments, modifications or supplements to such retail installment sale contract which has not been released by the Indenture Trustee and the Owner Trustee from the Trust.

                  "Receivable Files" shall mean the documents specified in
Section 2.4 of the Sale and Servicing Agreement.

                  "Receivables Purchase Price" shall mean the fair market value of the Receivables on the Closing Date, as set forth on Schedule A to the Purchase Agreement.

                  "Record Date" shall mean, (i) with respect to any Payment Date and any Book-Entry Note, the close of business on the day prior to such Payment Date or, with respect to any Definitive Note, the last day of the month preceding the month in which such Payment Date occurs and (ii) with respect to any Payment Date and any Certificate, the close of business on the last day of the month preceding the month in which such Payment Date occurs.

                  "Redemption Date" shall mean with respect to a redemption of the Class A Notes, the Class B Notes and the Class C Notes pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to Section 10.1(b) of the Indenture, the Payment Date specified by the Servicer pursuant to said
Section 10.1(a) or (b), as applicable.

                  "Registered Noteholder" shall mean the Person in whose name a
Note is registered on the Note Register on the applicable Record Date.

                  "Regular Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount not less than zero equal to the difference between (i) the greater of (1) the aggregate outstanding principal amount of the Class A-1 Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A-1 Notes on such preceding Payment Date) or the Closing Date, as the case may be, and (2) the excess, if any, of (a) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date) or the Closing Date, as the case may be, over (b) the excess, if any, of (x) the Pool Balance at the end of the Collection Period preceding such Payment Date over (y) the Specified Overcollateralization Amount with respect to such Payment Date minus (z) the Yield Supplement Overcollateralization Amount with respect to such Payment Date, minus (ii) the sum of the First Priority Principal Distribution Amount, if any, the Second Priority Principal Distribution Amount, if any, and the Third Priority Principal Distribution Amount, if any, each with respect to such Payment Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Payment Date (after giving effect to any principal payments made on the Securities on such Payment Date in respect of the First Priority Principal Distribution Amount, if any, the Second Priority Principal Distribution Amount, if any, and the Third Priority Principal Distribution Amount, if any); and provided, further, that the Regular Principal Distribution Amount on or after the Class D Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class D Certificates to zero.

                  "Representatives" shall mean Banc of America Securities LLC, Banc One Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters.

                  "Repurchase Event" shall mean the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) of the Purchase Agreement obligating the Seller to repurchase Receivables thereunder at the Purchase Amount from the Purchaser or from the Trust.

                  "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of "P-1" by Moody's, (ii) short-term unsecured debt obligations of "A-1+" by Standard & Poor's and (iii) short-term unsecured debt obligations of "F1+" by Fitch, if rated by Fitch; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

                  "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.1(e) of the Sale and Servicing Agreement.

                  "Reserve Account Release Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Payment Date (prior to giving effect to any withdrawals therefrom relating to such Payment Date) over (ii) the Specified Reserve Balance with respect to such Payment Date.

                  "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $15,749,999.03.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of January 1, 2003, by and among the Trust, as issuer, the Seller, as seller, and Ford Credit, as servicer.

                  "Sarbanes-Oxley Act of 2002" shall mean the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and any amendments, modifications or supplements thereto.

                  "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

                  "Schedule of Receivables" shall mean the list identifying the Receivables attached as Exhibit B to the Purchase Agreement and Schedule A to the Sale and Servicing Agreement and the Indenture (which list may be in the form of microfiche, disk or other means acceptable to the Trustee).

                  "Second Priority Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes and the Class B Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes and the Class B Notes on such preceding Payment Date) over (b) the excess, if any of (1) the Pool Balance at the end of the Collection Period preceding such Payment Date over (2) the Yield Supplement Overcollateralization Amount, and (ii) the First Priority Principal Distribution Amount, if any, with respect to such Payment Date; provided, the Second Priority Principal Distribution Amount on or after the Class B Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Securities" shall mean the Notes and the Certificates, collectively.

                  "Securities Account" shall mean each account established pursuant to Section 1 of the Control Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

                  "Seller" shall mean Ford Credit Auto Receivables Two LLC as the seller of the Receivables under the Sale and Servicing Agreement, and each successor to Ford Credit Auto Receivables Two LLC (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

                  "Servicer" shall mean Ford Credit as the servicer of the Receivables, and each successor to Ford Credit (in the same capacity) pursuant to Section 7.3 of the Sale and Servicing Agreement.

                  "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement.

                  "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

                  "Servicing Fee Rate" shall mean 1.0% per annum.

                  "Simple Interest Advance" shall mean the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to
Section 4.5(b) of the Sale and Servicing Agreement.

                  "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made provided; however that the last monthly payment may be different but in no event more than twice the amount of the fixed level payment calculated pursuant to this method.

                  "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Credit Enhancement Amount" shall mean, with respect to any Payment Date, the greatest of (i) $15,749,999.03, (ii) 1% of the Pool Balance at the end of the Collection Period preceding such Payment Date or (iii) the aggregate principal balance of the Receivables that are delinquent 91 days or more and are not Liquidated Receivables at the end of the Collection Period preceding such Payment Date; provided, however, that the Specified Credit Enhancement Amount with respect to any Payment Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date).

                  "Specified Overcollateralization Amount" shall mean, with respect to any Payment Date, the excess, if any, of (a) the Specified Credit Enhancement Amount over (b) the Specified Reserve Balance, each with respect to such Payment Date.

                  "Specified Reserve Balance" shall mean $15,749,999.03; provided, however, that the Specified Reserve Balance with respect to any Payment Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Payment Date (after giving effect to any principal payments made on the Securities on such preceding Payment Date).

                  "Standard & Poor's" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "State" shall mean any state or commonwealth of the United State of America, or the District of Columbia.

                  "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 8.2 of the Sale and Servicing Agreement.

                  "Supplemental Servicing Fee" shall mean, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

                  "Swap Counterparties" shall initially mean Bank of America, N.A. and Bank One, NA, or any successor or replacement swap counterparty from time to time under any Interest Rate Swap Agreement. Each Swap Counterparty (or the institution guaranteeing such Swap Counterparty's obligations) must have ratings at least equal to (i) a long term unsecured debt rating of "A" or a short term unsecured debt rating of "F1" by Fitch, (ii) a long term unsecured debt rating of "A-" and a short term unsecured debt rating of "A-1" by S&P and
(iii) a long term unsecured debt rating of "A1" and a short term unsecured debt rating of "P-1" by Moody's; provided that if there is no short term unsecured debt rating by Moody's then a long term unsecured debt rating of "Aa3" at the time of entering into the Interest Rate Swap Agreement.

                  "Swap Termination Payment" shall mean any termination payment payable by the Issuer to a Swap Counterparty or by a Swap Counterparty to the Issuer under the applicable Interest Rate Swap Agreement.

                  "Telerate Page 3750" shall mean the display designated as page "3750" by Telerate, Inc. (or such other page as may replace Telerate Page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Third Priority Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment
Date) over (b) the excess, if any of (1) the Pool Balance at the end of the Collection Period preceding such Payment Date over (2) the Yield Supplement Overcollateralization Amount, and (ii) the sum of (a) the First Priority Principal Distribution Amount, if any, with respect to such Payment Date and (b) the Second Priority Principal Distribution Amount, if any, with respect to such Payment Date; provided, the Third Priority Principal Distribution Amount on or after the Class C Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class C Notes to zero.

                  "Total Required Payment" shall mean, with respect to any Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, any Net Swap Payments and any Swap Termination Payments due and payable to the Swap Counterparties, the Accrued Class A Note Interest, the First Priority Principal Distribution Amount, if any, the Accrued Class B Note Interest, the Second Priority Principal Distribution Amount, if any, the Accrued Class C Note Interest, the Third Priority Principal Distribution Amount, if any, and the Accrued Class D Certificate Interest; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes or following an Insolvency Event or a dissolution with respect to the Seller, on any Payment Date until the Payment Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, any Net Swap Payments and any Swap Termination Payments, the Accrued Class A Note Interest, the Accrued Class B Note Interest, the Accrued Class C Note Interest and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

                  "Transfer" shall have the meaning specified in Section 3.3 of the Trust Agreement.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean Ford Credit Auto Owner Trust 2003-A, a Delaware statutory trust established pursuant to the Trust Agreement.

                  "Trust Accounts" shall have the meaning specified in Section 4.1(e) of the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of January 1, 2003, between the Seller, as depositor and the Owner Trustee.

                  "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                  "Trust Property" shall mean, collectively, (i) the Receivables; (ii) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse;
(vi) all of the Seller's rights to the Receivable Files; (vii) the Trust Accounts, the Certificate Interest Distribution Account, the Certificate Principal Distribution Account and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (viii) all of the Seller's rights under the Sale and Servicing Agreement; (ix) all of the Seller's rights under the Purchase Agreement, including the right of the Seller to cause Ford Credit to repurchase Receivables from the Seller; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; (xiii) all rights under the Interest Rate Swap Agreements and (xiv) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                  "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

                  "2003-A Trust Accounts"shall have the meaning specified in
Section 4.1(e) of the Sale and Servicing Agreement.

                  "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

                  "Underwriting Agreement" shall mean the Underwriting Agreement, dated as of January 14, 2003 between the Seller and the Representatives of the several Underwriters.

                  "Underwritten Notes" shall mean the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B-1 Notes, the Class B-2 Notes and the Class C Notes purchased by the Underwriters under the Underwriting Agreement.

                  "Void Transfer" shall have the meaning specified in Section
3.3 of the Trust Agreement.

                  "Yield Supplement Overcollateralization Amount" shall mean, with respect to any Payment Date, the amount specified on the Yield Supplement Overcollateralization Schedule with respect to such Payment Date.

                  "Yield Supplement Overcollateralization Schedule" shall mean the following schedule:

               Closing Date                         $       150,574,428.34
                February-03                                 144,296,331.56
                   March-03                                 138,163,640.12
                   April-03                                 132,177,176.79
                     May-03                                 126,337,467.34
                    June-03                                 120,645,011.09
                    July-03                                 115,100,350.45
                  August-03                                 109,704,025.83
               September-03                                 104,456,271.68
                 October-03                                  99,357,188.27
                November-03                                  94,406,673.01
                December-03                                  89,604,656.13
                 January-04                                  84,951,462.41
                February-04                                  80,447,664.48
                   March-04                                  76,093,858.80
                   April-04                                  71,890,638.80
                     May-04                                  67,838,587.48
                    June-04                                  63,938,180.92
                    July-04                                  60,189,898.19
                  August-04                                  56,593,918.60
               September-04                                  53,150,044.69
                 October-04                                  49,858,156.42
                November-04                                  46,718,059.94
                December-04                                  43,728,831.73
                 January-05                                  40,881,121.08
                February-05                                  38,164,336.58
                   March-05                                  35,569,612.74
                   April-05                                  33,088,851.45
                     May-05                                  30,719,254.80
                    June-05                                  28,457,339.47
                    July-05                                  26,300,265.66
                  August-05                                  24,245,964.93
               September-05                                  22,292,957.19
                 October-05                                  20,439,117.53
                November-05                                  18,682,424.49
                December-05                                  17,020,418.25
                 January-06                                  15,447,529.52
                February-06                                  13,958,421.45
                   March-06                                  12,552,714.31
                   April-06                                  11,230,461.59
                     May-06                                   9,991,757.45
                    June-06                                   8,836,412.96
                    July-06                                   7,764,205.29
                  August-06                                   6,774,760.17
               September-06                                   5,867,479.42
                 October-06                                   5,041,271.94
                November-06                                   4,294,712.99
                December-06                                   3,625,193.65
                 January-07                                   3,021,868.15
                February-07                                   2,480,029.41
                   March-07                                   1,998,912.13
                   April-07                                   1,578,180.71
                     May-07                                   1,217,563.66
                    June-07                                     916,051.32
                    July-07                                     672,241.24
                  August-07                                     484,440.53
               September-07                                     350,861.38
                 October-07                                     264,027.62
                November-07                                     210,414.48
                December-07                                     174,270.76
                January -08                                     145,736.69
                February-08                                     119,806.28
                   March-08                                      96,421.93
                   April-08                                      75,588.42
                     May-08                                      57,316.53
                    June-08                                      41,611.60
                    July-08                                      28,477.98
                  August-08                                      17,911.18
               September-08                                       9,929.34
                 October-08                                       4,391.59
                November-08                                       1,145.97
                December-08                                          15.87